                                                                    EXHIBIT 31.1

CERTIFICATIONS

I, Jesse T. Correll, Chairman of the Board and Chief Executive Officer of United
Trust Group, Inc., certify that:

     1.   I have reviewed this quarterly  report on Form 10-Q of the registrant,
          United Trust Group, Inc.;

     2.   Based on my  knowledge,  this  quarterly  report  does not contain any untrue  statement of a material  fact or omit to state a material fact necessary to make the statements  made, in light of the  circumstances under which such  statements were made, not misleading with respect to the period covered by this quarterly report;

     3.   Based on my knowledge,  the financial statements,  and other financial information  included in this quarterly report,  fairly present in all material respects the financial  condition,  results of operations and cash flows of the registrant as of, and for, the periods  presented in this quarterly report;

     4.   The registrant's  other certifying  officers and I are responsible for establishing  and maintaining  disclosure  controls and procedures (as defined  in  Exchange  Act  Rules  13a-15(e)  and  15d-15(e))  for the
          registrant and have:

          a.   Designed such disclosure controls and procedures,  or caused such disclosure  controls  and  procedures  to be  designed  under our supervision,  to ensure that material information relating to the registrant,  including  its  consolidated  subsidiaries,  is made known to us by others within those entities,  particularly during the period in which this quarterly report is being prepared;

          b.   Evaluated  the  effectiveness  of  the  registrant's   disclosure
               controls  and   procedures  and  presented  in  this  report  our
               conclusions  about the  effectiveness of the disclosure  controls and  procedures,  as of the  end of the  period  covered  by this report based on such evaluation; and

          c.   Disclosed in this report any change in the registrant's  internal
               control  over  financial   reporting  that  occurred  during  the
               registrant's most recent fiscal quarter (the registrant's  fourth fiscal  quarter  in  the  case  of an  annual  report)  that  has materially  affected,  or  is  reasonably  likely  to  materially
               affect,   the   registrant's   internal  control  over  financial
               reporting; and

     5.   The registrant's other certifying officers and I have disclosed, based on our most recent  evaluation,  of internal  control  over  financial reporting,  to the  registrant's  auditors and the audit  committee of registrant's  board of directors (or persons performing the equivalent functions):

          a.   All  significant  deficiencies  and  material  weaknesses  in the design or operation of internal control over financial  reporting which are reasonably  likely to adversely affect the registrant's ability to record,  process,  summarize and report financial data and have  identified for the  registrant's  auditors any material weaknesses in internal controls; and

          b.   Any fraud,  whether or not material,  that involves management or other employees who have a significant  role in the  registrant's internal controls over financial reporting.

Date:   August 9, 2004                             By  /s/ Jesse T. Correll
                                                       Chairman of the Board and
                                                       Chief Executive Officer
                                                                    EXHIBIT 31.2

CERTIFICATIONS

I,  Theodore C. Miller,  Senior Vice  President,  Corporate  Secretary and Chief
Financial Officer of United Trust Group, Inc., certify that:

     1.   I have reviewed this quarterly  report on Form 10-Q of the registrant,
          United Trust Group, Inc.;

     2.   Based on my  knowledge,  this  quarterly  report  does not contain any untrue  statement of a material  fact or omit to state a material fact necessary to make the statements  made, in light of the  circumstances under which such  statements were made, not misleading with respect to the period covered by this quarterly report;

     3.   Based on my knowledge,  the financial statements,  and other financial information  included in this quarterly report,  fairly present in all material respects the financial  condition,  results of operations and cash flows of the registrant as of, and for, the periods  presented in this quarterly report;

     4.   The registrant's  other certifying  officers and I are responsible for establishing  and maintaining  disclosure  controls and procedures (as defined  in  Exchange  Act  Rules  13a-15(e)  and  15d-15(e))  for the
          registrant and have:

          a.   Designed such disclosure controls and procedures,  or caused such disclosure  controls  and  procedures  to be  designed  under our supervision,  to ensure that material information relating to the registrant,  including  its  consolidated  subsidiaries,  is made known to us by others within those entities,  particularly during the period in which this quarterly report is being prepared;

          b.   Evaluated  the  effectiveness  of  the  registrant's   disclosure
               controls  and   procedures  and  presented  in  this  report  our
               conclusions  about the  effectiveness of the disclosure  controls and  procedures,  as of the  end of the  period  covered  by this report based on such evaluation; and

          c.   Disclosed in this report any change in the registrant's  internal
               control  over  financial   reporting  that  occurred  during  the
               registrant's most recent fiscal quarter (the registrant's  fourth fiscal  quarter  in  the  case  of an  annual  report)  that  has materially  affected,  or  is  reasonably  likely  to  materially
               affect,   the   registrant's   internal  control  over  financial
               reporting; and

     5.   The registrant's other certifying officers and I have disclosed, based on our most recent  evaluation,  of internal  control  over  financial reporting,  to the  registrant's  auditors and the audit  committee of registrant's  board of directors (or persons performing the equivalent functions):

          a.   All  significant  deficiencies  and  material  weaknesses  in the design or operation of internal control over financial  reporting which are reasonably  likely to adversely affect the registrant's ability to record,  process,  summarize and report financial data and have  identified for the  registrant's  auditors any material weaknesses in internal controls; and

          b.   Any fraud,  whether or not material,  that involves management or other employees who have a significant  role in the  registrant's internal controls over financial reporting.

Date:   August 9, 2004                    By  /s/ Theodore C. Miller
                                              Senior Vice President, Corporate Secretary and
                                              Chief Financial Officer